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                                                                   Exhibit 10.27

                                THE HANKIN GROUP
                             707 Eagleview Boulevard
                      Post Office Box 562, Exton, PA 19341

                                      Lease

         LEASE MADE THIS 18th day of June, 2001 between _707 Eagleview Boulevard Associates, a Pennsylvania Partnership ("Landlord"), with its office at 707 Eagleview Boulevard, P.O. Box 562, Exton, PA 19341.

                                       AND

         ANTARES PHARMA, INC. ("Tenant"),

         with its office at 186 Valley Road, West Chester, PA. 19382.
                            -----------------------------------------


1. Leased                  Landlord hereby rents to Tenant all that certain
   Space space ("Leased Space") in 707 Eagleview Boulevard within the center ("Center") known as Eagleview Corporate Center, Route 100, Exton, Uwchlan Township, Chester County, Pennsylvania, Suite 414, as more fully shown on the plan attached hereto as Exhibit "A", consisting of 3,040 rentable square feet, more or less. The Leased Space includes all fixtures, improvements, additions and other property installed therein at the Commencement Date, or at any time during the term of this Lease (other than Tenant's movable personal property and trade fixtures), together with the right to use, in common with others, the lobbies, entrances, stairs, parking lot, elevators and other public portions of the building in which the Leased Space is located (the "Building").

                  The Leased Space shall be used and occupied as an office_____ ____________________________________and for no other purpose.

2. Term                    The term of this Lease and Tenant's obligation to pay
                  rent hereunder shall commence upon the earlier of:

                           (i) the 21st day following the date of Landlord's notice to Tenant that the Leased Space is ready for occupancy, as evidenced by issuance of a certificate of occupancy or its equivalent; _______

                           (ii) the date when Tenant shall take possession of the Leased Space ("Commencement Date").

                           The Leased Space shall be deemed ready for occupancy
                  when Landlord has substantially completed the work described in Exhibit "B" attached hereto and the approved "Tenant's Drawings" (if any; as hereinafter defined). "Substantial Completion" shall mean such completion as shall enable Tenant to reasonably and conveniently use and occupy the Leased Space for the conduct of its business. Substantial Completion shall be deemed to have been achieved even though minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which does not materially interfere with Tenant's use of the Leased Space or the conduct of its business therein. All work being performed by Landlord, or Landlord's contractor, must be complete in order for Substantial Completion to have been deemed to have occurred. The term ("Term") of this Lease shall end 3 years after the Commencement Date; provided, however, that if the Commencement Date is not the first day of the calendar month, the initial Lease Term shall extend to the last day of the calendar month 3 years after the first calendar month following the Commencement Date.

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3. Rent           (a)      Definitions

                           (i) "Tenant's Proportionate Share" shall mean; (1)
                  with respect to Real Estate Taxes, insurance premiums, common area janitorial costs, common area electrical costs, common area natural gas costs, window washing, extermination service, grounds maintenance, snow plowing, alarm monitoring (and related telephone charges), plant care, and park common area charges (allocable to the Building), 3.65 %, being the ratio of Tenant's rentable area (3,040 square feet) to the total amount of rentable area (83,320 square feet) available in the Building, whether occupied or not, and (2) with respect to janitorial costs for occupied usable areas, supplies, trash disposal, water and sewer charges, maintenance and management fees, the ratio, expressed as a percentage, of Tenant's rentable area (3,040 square feet) to the weighted average number of rentable square feet occupied by all tenants during the applicable year.

                           (ii) "Real Estate Taxes" shall mean all taxes and
                  assessments levied, assessed or imposed at any time by any governmental authority upon or against the Building and the land upon which the Building is situate, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said Building or land to the extent that the same shall be in lieu of (and/or in lieu of an increase in) all or a portion of any of the aforesaid taxes or assessments upon or against the said Building and/or land. Real Estate Taxes shall not include any penalty or interest that may be imposed for the late payment of any such tax or assessment. In the event the Building is not the only building on the tax parcel for which the assessment is made, Real Estate Taxes shall mean the Building's proportionate share of total Real Estate Taxes for the tax parcel, based on the relative rentable square footage of all buildings in such tax parcel.

                           (iii)"Operating Expenses" shall mean that part of any
                  and all expenses reasonably incurred by Landlord in connection with its ownership, maintenance and operation of the Building, the land upon which the Building is situate, excluding Real Estate Taxes and interest or amortization payments on any mortgage, but including, without limitation, electricity (other than as billed directly to tenants based on usage), insurance maintained on the Building which, in Landlord's judgment, shall be necessary, all direct and indirect labor costs, management fees, legal and advertising expense, service contracts and supplies used in connection with the cleaning, operating, labor and maintenance of the Building, all repairs and decorating required to be performed by Landlord as provided for in this Lease (other than "Landlord's Work" as defined herein), common area maintenance and snow removal, building supplies, equipment, purchases and maintenance, all charges for the entire Building (including leaseable portions as well as nonleaseable portions) for electricity, steam, oil, gas (or other fuel) and water (including sewer rentals and including any taxes on such utilities) (unless such electricity, steam, oil, gas, fuel and/or water is billed directly to tenants based on usage), removal of trash, rubbish, garbage and refuse, the cost of operating or leasing an identification sign or signs for the Building, replacing of paving, curbs, walkways, directions or other signs, drainage, maintenance of fire sprinkling systems (if any), and such other expenses as Landlord may deem necessary and proper in connection with the operation and maintenance of the Building, excluding any costs which under generally accepted accounting principles are capital expenditures; provided, however; that Operating Expenses shall also include the annual amortization (over the anticipated useful life) of a capital improvement falling within any of the following categories; (i) a labor saving device or improvement which is intended to reduce or eliminate any other component of Operating Expenses; (ii) an installation or improvement required by reason of any law, ordinance or regulation, which requirement did not exist on the date of this Lease and is generally applicable to similar office buildings; (iii) an installation or improvement which directly enhance safety of tenants in the Building or Center generally.

                  (b) Tenant shall pay Landlord the minimum annual rent("Minimum Annual Rent") as listed below on the first day of each calendar month in advance, the first full monthly installment to be paid at the signing of this Lease. If the Commencement Date is not the first day of a calendar month, rent from the Commencement Date to the first day of the following month shall be apportioned at the Minimum Annual Rent rate for the initial year (based on a 365-day year) and shall be paid, in addition to the first full monthly installment, on or before the Commencement Date. All rent shall be payable, in advance, and without prior notice or demand, at the address of Landlord set forth in the heading of this Lease or such other place, or to such other person as Landlord may from time to time direct.

                  Year(s)   Minimum Annual Rent     Monthly Installment
                  -------   -------------------     -------------------

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                  1 & 2     $57,000.00                       $4,750.00
                  3         $60,040.00                       $5,003.33

                  (c) In addition, Tenant shall pay to Landlord as Additional Rent in equal monthly installments one twelfth (1/12) of Tenant's Proportionate Share of annual Real Estate Taxes and Operating Expenses for the Building, at the time of payment of each monthly installment of Minimum Annual Rent, based upon the most recent costs of Operating Expenses and Real Estate Taxes available. For the period from the Commencement Date until the issuance of a statement pursuant to subparagraph 3(d) below, such monthly installment shall be equal to $ 5.25 multiplied by 3,040 square feet, being the Tenant's rentable area, divided by 12.

                  (d) Within ninety (90) days of the expiration of each calendar year Landlord shall furnish Tenant with a written statement of the actual Operating Expenses and Real Estate Taxes incurred for such year. Within ten (10) days of the rendition of such statement, Tenant shall pay any amounts in excess of those collected pursuant to the payments on account of Real Estate Taxes and Operating Expenses pursuant to paragraph 3(c) exclusive of electricity and natural gas billed separately pursuant to Paragraph 4(c) below hereof. In the event the first and/or last years of the term of this Lease shall not be full calendar years, then Tenant's obligation for Operating Expenses and Real Estate Taxes attributable to such years shall be prorated. Upon request by Tenant issued within sixty
                  (60) days following Landlord's issuance of the statement for Real Estate Taxes and Operating Expenses for the preceding calendar year, Landlord shall make available for review by Tenant at Landlord's office during normal business hours, invoices and documentation of the items included in Real Estate Taxes and Operating Expenses. In the event Tenant's payments on account of Real Estate Taxes and Operating Expenses for any year exceed Tenant's Proportionate Share of such amounts actually owed by Tenant, Landlord shall promptly refund the overpayment, or credit such overpayment to installments of rent thereafter coming due, as Landlord shall elect.

4. Additional     Tenant shall pay to Landlord as "Additional Rent" (in
   Rent           addition to sums payable)
                  a) Expenses Incurred by Landlord as a Result of Tenant's
                  Default. All sums which may become due by reason of Tenant's failure to comply with any of the terms, conditions and covenants of this Lease to be kept and observed by Tenant, and any and all damages, costs and expenses (including without limitation thereto reasonable attorney's fees) which Landlord may suffer or incur by reason of any default of Tenant and any damage to the Building or the real estate of which the Building is a part caused by any act or omission of Tenant, together with interest to the date of payment (whether before or after entry of judgment and issuance of execution thereon) at a rate equal to the greater of eighteen (18%) percent or five (5%) percent above the prime interest rate (or similar rate if the prime interest rate is no longer published) of First Union or its successor, in effect during the period said payment is due ("Default Rate")
                  (b) Use and Occupancy Taxes. All use and occupancy taxes imposed by any governmental body allocable to the Leased
                  Space.
                  (c) Utilities. All charges for heat, gas, water, electric or sewage disposal for the Leased Space, whether billed directly by the providers of the same to Tenant, or by Landlord as the owner of the Building, except to the extent otherwise billed to and paid by Tenant as part of Operating Expenses. Landlord shall have the right to break out and separately bill electricity as a separate item of Operating Expenses on a monthly basis, and in such event, the payment made by Tenant pursuant to the second sentence of Section 3(c) shall not be applied to electricity charges separately billed.

5. Negative       Tenant will not:
   Covenants      (a) damage the Leased Space or any other part of the Building;
   of Tenant      (b) bring into or permit to be kept in the Leased Space any dangerous, explosive, or obnoxious substances;
                  (c) have property of substantial size or quantity delivered to or removed from the Leased Space without first making arrangements satisfactory to Landlord;
                  (d) bring into the Leased Space or use any furniture or equipment that might be harmful thereto or harmful or annoying to others in the Building;
                  (e) conduct itself or permit its agents, servants, employees or invitees to conduct themselves in a manner that in Landlord's judgment reasonably exercised is improper or unsafe;
                  (f) manufacture any commodity or prepare or dispense any food or beverages in the Leased Space, except for consumption in Leased Space by Tenant, its employees or invitees; or

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                  (g) do or suffer to be done, any act, matter or thing
                  objectionable to the fire insurance companies or Board of Underwriters whereby the fire insurance or any other insurance now in force or hereafter to be placed on the Leased Space or the Building or Center shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the Commencement Date. Tenant agrees to pay to Landlord as Additional Rent, any and all increase in premiums for insurance carried by Landlord on the Leased Space, or on the Building, caused in any way by the particular use of the Leased Space by Tenant (as opposed to normal professional business office use).

6. Late                    If any payment required by Tenant under any of the
   Payment terms hereof shall not be paid on the date it is due, Tenant shall, upon demand, pay a late charge to Landlord equal to the greater of (a) Fifty ($50.00) Dollars or (b) $.06 for each dollar so due and such late charge shall be deemed Additional Rent for purposes of this Lease. Notwithstanding the foregoing, no such late charge shall apply until the expiration of five (5) days following written notice from Landlord to Tenant of a delinquent payment, except that such notice and grace period shall not apply in any calendar year after Landlord has issued two (2) such notices to Tenant, or at any time after Landlord has issued a total of four (4) such notices to Tenant.

7. Construction            Landlord shall, without cost to Tenant, complete that
   of Leased      portion of the construction and other items of work in the
   Space          Leased Space described as "Landlord's Work" (as hereinafter defined) in Exhibit "B" attached hereto.
                  Tenant shall, without cost to Landlord, furnish the drawings and specifications as Landlord may require to complete the specialized Tenant upgrades included as part of Landlord's
                  Work ("Tenant's Drawings") and as may be described in Exhibit
                  "C" attached hereto. If, at Tenant's request, Landlord performs any items of work or furnishes any materials which it is not required to perform or furnish hereunder, Tenant shall pay Landlord for such additional work and materials, at such reasonable rates as Landlord may charge. If Tenant's Drawings have not been attached hereto upon execution hereof, Tenant shall pay Landlord 1/360th of Minimum Annual Rent and
                  Additional Rent payable hereunder for each day of delay in delivering Tenant Drawings beyond five (5) business days form the date hereof. Such Tenant Drawings when completed shall be initialed for identification by Landlord and Tenant and become part of this Lease when so initialed.
                           Landlord's Work (and any repairs performed by
                  Landlord under this Lease) shall be completed in a good and workmanlike manner and in compliance with applicable federal, state and local laws, ordinances, and regulations imposed by governmental authorities having jurisdiction.
                           Within thirty (30) days after the Commencement Date,
                  Tenant shall give Landlord a written list (the "Final Punch
                  List") of all contended defects, if any, in Landlord's construction work and of all contended variances in Landlord's
                  Work from the requirements hereof, with the exception of defects not discoverable by Tenant following a reasonable inspection, but for which Tenant provides Landlord written notice within ten (10) days following discovery of such defects ("Latent Defects"). Any and all such defects and variances not set forth in the Final Punch List and which are not Latent Defects shall be conclusively deemed to be waived by Tenant. Landlord shall correct all items on the Final Punch
                  List Latent Defects that constitute valid defects or variances within sixty (60) days after Landlord's receipt of the Final
                  Punch List or notice of Latent Defects, as applicable, unless the nature of the defect or variance is such that a longer period of time is required to repair or correct the same, in which case Landlord shall exercise due diligence in correcting such defect or variance at the earliest possible date and with a minimum of interference with the operation of Tenant. Any disagreement that may arise between Landlord and Tenant with respect to whether an item on the Final Punch List or a Latent
                  Defect constitutes a valid defect or variance shall be conclusively resolved by the decision of Landlord's architect.
                  By occupying the Leased Space as a Tenant, or by installing fixtures, facilities or equipment or by performing finishing work, Tenant shall be conclusively deemed to have accepted the same and to have acknowledged that the Leased Space is in the condition required by this Lease, except as to any defects or variances set forth in the Final Punch List and Latent
                  Defects.

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                           In the event Landlord fails to substantially complete
                  the Landlord's Work within twelve (12) weeks following the date of execution of this Lease, as such period may be extended by reason of delays of a type described in Section
                  26, or in the event Landlord fails to substantially complete Landlord's Work within eighteen (18) weeks following the date of execution of this Lease, without regard to such delays, Tenant may terminate this Lease upon written notice to Landlord delivered within five (5) days following the expiration of such period, as Tenant's sole remedy for such delay, and neither Landlord nor Tenant shall have any further liability or obligation to the other hereunder.

8. Tenant's                Tenant shall make no alteration, additions or
   Alterations    improvement ("Tenant Improvements") to the Leased Space
                  without the consent of the Landlord. If Landlord consents to such Tenant Improvements it may impose such conditions with respect thereto as Landlord deems appropriate, including, without limitation, requiring Tenant to furnish Landlord with security for the payment of all cost to be incurred in connection with such work, insurance, and copies of the plans, specifications and permits necessary for such work. Tenant
                  Improvements shall be done at Tenant's expense by employees of or contractors hired by Landlord, except to the extent that Landlord gives prior written consent to the Tenant to hire its own contractors. Tenant shall promptly pay to Landlord, or to Tenant's contractors, as the case may be, the cost of all such work, and shall pay to Landlord in addition thereto fifteen percent (15%) of the cost of such work to reimburse Landlord for all overhead, general conditions, fees and other expenses arising from Landlord's involvement with such work. All Tenant
                  Improvements shall be done in a first class, workmanlike manner and shall be performed in a fashion which shall comply with all insurance requirements and all applicable laws, ordinances, rules and regulations of governmental authorities having jurisdiction thereover, and if performed by Tenant's contractors hired with Landlord's consent, with all reasonable requirements of Landlord imposed as a condition of such consent.
                           All Tenant Improvements shall become a part of the
                  Leased Space when made and shall remain upon and be surrendered with the Leased Space at the end of the term, provided, however, if prior to the installation of a Tenant
                  Improvement, Landlord so directs by written notice to Tenant, that upon termination of this Lease, Tenant shall promptly remove said Tenant Improvement which was so designated by Landlord in said written notice to Tenant. Tenant shall repair any damage occasioned by such removal, and, in default thereof, Landlord may effect said removal and repairs at Tenant's expense. Any property left in the Leased Space by the Tenant shall be deemed to have been abandoned; Landlord may dispose of such property at Tenant's expense and without notice to Tenant.

9. Mechanic's              Prior to Tenant performing any construction or other
   Liens work on or about the Leased Space for which a lien could be filed against the Leased Space or the Building, Tenant shall enter into a written waiver of liens agreement with the contractor who is to perform such work, and such written agreement shall be filed, in accordance with the Mechanics' Lien Law of the state where the Building is located prior to the commencement of such work. Notwithstanding the foregoing, if any mechanics' or other lien shall be filed against the Leased Space or the Building purporting to be for labor or material furnished or to be furnished at the request of the Tenant (other than Landlord's Work), then Landlord shall notify Tenant of such lien and Tenant shall have thirty (30) days to contest (with Landlord's reasonable cooperation) the validity of such lien. If Tenant is unsuccessful in contesting the validity of such lien within said thirty (30) day period then Tenant shall at its expense cause such lien to be discharged of record by payment, bond or otherwise, within forty (40) days after the filing thereof.
                  If Tenant shall fail to cause such lien to be discharged by payment, bond or otherwise within such period, Landlord may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, and Tenant shall, upon demand, reimburse Landlord for all amounts paid and cost incurred, including attorneys' fees, in having such lien discharged of record.

10. Condition of           Tenant acknowledges and agrees that, except as
    Leased Space  expressly set forth in this Lease, there have been no representations or warranties made by or on behalf of Landlord with respect to the Leased Space or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking possession of the Leased Space by Tenant shall conclusively establish that the Leased Space and the Building were at such time in satisfactory condition, order and repair as required by Paragraph 2 hereof, subject to the provisions respecting the Final Punch List in Paragraph 7 hereof.

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11. Building               Landlord shall provide, during normal business hours,
    Services five (5) days a week, all heat, light, electricity, air conditioning, restroom facilities and janitorial services, all as are commercially reasonable. It is understood that this is a "triple net" lease, with rent paid to Landlord intended to be net of taxes, repairs, insurance and operating expenses. Notwithstanding the foregoing, Tenant shall have access to the Leased Space on a 24 hours per day, 7 days per week basis and Landlord shall provide heat, light, electricity, air conditioning and restroom facilities during those hours, provided, however, that Landlord shall not be obligated to provide maintenance services, including without limitation, janitorial, repairs, and snow removal other than during normal business hours.
                           Landlord shall not be liable in damages or otherwise
                  for temporary delay or failure in furnishing any services or facilities to be provided by Landlord under this lease or any other agreement between Tenant and Landlord (or its agents) or implied by law. In no event shall such delay or failure regardless of cause, constitute an eviction, disturbance of Tenant's use and possession of the Leased Space, render Landlord liable to Tenant, authorize abatement of rent, relieve Tenant from performance of its obligations under this Lease, or result in termination of this Lease.

12. Assignment             Tenant shall not, without the prior written consent
    and           of Landlord, assign or mortgage this Lease or any interest
    Subletting    therein or sublet the Leased Space or any part thereof. For the purpose of this paragraph, the sale or assignment of a controlling interest in the Tenant corporation or a majority interest in the Tenant partnership as the case may be shall be deemed an assignment, but the assignment to a parent or wholly-owned subsidiary of the Tenant shall be permitted, provided that such assignee assumes the obligations of Tenant and that such assignment shall not relieve Tenant of its obligations hereunder. As to any other assignment, Landlord agrees that it shall not unreasonably withhold its consent, provided that business of Tenant's assignee or subtenant is no more hazardous than that of Tenant, it being understood that it shall not be unreasonable for Landlord to require, as a condition of such consent:
                  (a) That any money or other economic consideration received by Tenant as a result of such subletting or assignment, whether denominated as rent under the sublease or otherwise, which exceeds, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the Leased
                  Space subject to the sublease or assignment) shall be payable to Landlord as Additional Rent under this Lease without affecting or reducing any other obligation of Tenant hereunder; and
                  (b) That Landlord shall not be obligated to consent at any time when there exists comparable space available for lease in the Center; and
                  (c) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignment or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

13. Access to              Landlord, its employees and agents shall have the
    Leased Space  right to enter the Leased Space at all reasonable times for the purpose of examining or inspecting the same, showing the same to prospective purchasers or tenants of the Building, or mortgagees, and making such alterations, repairs, improvements or additions to the Leased Space or to the Building as Landlord may deem necessary or desirable. Except in case of emergency, any such entry shall be after reasonable notice to Tenant. Tenant shall provide Landlord with the names and home phone numbers of at least three of Tenant's employees to be utilized by Landlord in the event of an emergency. If a representative of Tenant shall not be present to open and permit entry into the Leased Space at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key (or forcibly in the event of any emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease. No locks or similar devices shall be attached to any doors or windows in the Leased Space without the prior written consent of Landlord.

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14. Repairs                (a) Landlord shall make all repairs necessary to
                  maintain the plumbing, air conditioning, heating and electrical systems, elevators, floors (excluding carpeting), and all other items which constitute a part of the Leased Space and are installed or furnished by Landlord in operating condition and in a good state of repair; provided, however that Landlord shall not be obligated for any such repairs until the expiration of a reasonable period of time after written notice from Tenant that such repair is needed. In no event shall Landlord be obligated to repair any damage caused by an act, omission or negligence of the Tenant or its employees, agents, invitees, licensees, subtenants or contractors.
                  (b) Except as the Landlord is obligated for repairs as provided above, Tenant shall make, at its sole cost and expense, all repairs necessary to maintain the Leased Space and shall keep the Leased Space and the fixtures therein in neat and orderly condition. If the Tenant refuses or neglects to make such repairs, or fails to diligently prosecute the same to completion, after written notice from Landlord of the need therefor, Landlord may make such repairs at the expense of Tenant and such expense shall be collectible as Additional Rent. Any such repairs and any labor performed or materials furnished in, on or about the Leased Space shall be performed and furnished by Landlord or Tenant, as the case may be, in strict compliance with all applicable laws, regulations, ordinances and requirements of all duly constituted authorities or governmental bodies having jurisdiction over the Building, the requirements of any board of underwriters having jurisdiction thereof, as well as any reasonable regulations imposed by Landlord pertaining thereto. Tenant agrees that prior to performing any work which will become permanently affixed to the Leased Space, Tenant shall provide Landlord with plans and specifications of its proposed improvements for Landlord's review and, if acceptable, its approval. Tenant shall reimburse Landlord for Landlord's cost in reviewing said plans and specifications at the rate of $70 per hour.
                  (c) Landlord shall not be liable by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, additions or improvements in or to the Leased Space, or the Building or Center or to any appurtenances or equipment therein.

15. Termination            It is hereby mutually agreed that either party hereto
    and           may terminate this lease at the end of the Term and any
    Extension     renewal term or extension term by giving to the other party written notice at least one hundred and eighty (180) days prior thereto, but in default of such notice, this Lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof for a further period of one (1) month and so on from month to month unless and until terminated by either party hereto giving the other thirty (30) days' written notice for removal previous to the expiration of the then current term; provided, however, that if Landlord shall have given written notice prior to the expiration of the Term or any renewal term of its intention to change the terms and conditions of this Lease and Tenant shall not within ten (10) days from such notice notify Landlord in writing of Tenant's intention to vacate the Leased Space at the end of the current term, Tenant shall be considered as Tenant under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Tenant shall have given notice as stipulated in this Lease of intention to vacate the Leased Space at the end of the Term or any renewal or extension thereof and shall fail or refuse so to vacate same on the date designated by such notice, then it is expressly agreed that Landlord shall have the option, either:
                  (i) to disregard the notice so given as having no effect, in which case all of the terms and conditions of this Lease shall continue thereafter with full force precisely as if such notice had not been given; or
                  (ii) Landlord may, at any time, give the said Tenant ten (10) days' written notice of its intention to terminate the said
                  Lease; whereupon Tenant expressly agrees to vacate the Leased
                  Space at the expiration of the said period of ten (10) days specified in said notice.

16. Surrender of           At the end of the term of this Lease, Tenant shall
    Leased Space  surrender the Leased space to Landlord, together with all alterations, additions and improvements thereto, in broom clean condition and in good order and repair except for ordinary wear and tear and damage for which Tenant is not obligated to make repairs under this Lease. Subject to Paragraph 9 hereof and if Tenant is not then in default under any of the terms hereof, Tenant shall have the right at the end of the term hereof to remove any equipment, furniture, trade fixtures or other personal property placed in the Leased Space by Tenant, provided that Tenant promptly repairs any damage to the Leased Space caused by such removal. Tenant shall repair all damage to the Leased Space caused by such removal and restore the Leased Space to the condition in which it was prior to the installation of the items so removed. Tenant shall surrender the Leased Space to Landlord at the end of the term hereof, without notice of any kind, and Tenant waives all right to any such notice as may be provided under any laws now or hereafter in effect in Pennsylvania. If Tenant shall fail to remove any of its equipment, furniture, trade fixtures or other personal property, Landlord may remove and store the same at the expense of Tenant or sell the same on behalf of Tenant at public or private sale in such manner as is commercially reasonable, with any proceeds thereof to be first applied to the costs and expenses, including attorney's fees, of the storage and sale and the payment of any amounts owed hereunder by the Tenant.

17. Indemnifica-           Tenant covenants and agrees that it shall, without
    tion and      notice or demand and at its own cost and expense, indemnify
    Insurance     and save harmless Landlord against and from, and Landlord not be liable to Tenant for, any and all claims by or on behalf of any person arising in any manner whatsoever from, out of or in connection with
                  (a) the use and occupancy of the Leased Space by Tenant, its agents, employees and invitees,
                  (b) any failure by Tenant to perform any of the terms or conditions of this Lease required to be performed by Tenant,
                  (c) any failure by Tenant to comply with any statutes, regulations, ordinances or orders of any governmental authority, or
                  (d) any accident, death, injury, or damage, loss or theft of property in or about the Leased Space (whether involving property belonging to Tenant or any other person) resulting from any cause whatsoever, unless such accident, death, injury, damage, loss or theft is caused by the sole negligence of the Landlord, its agents, employees, or invitees, and from and against all costs, attorney fees, expenses and liabilities incurred in or as a result of any such claim or action or proceeding brought against Landlord by reason of any such claim. Tenant, upon notice form Landlord covenants to resist or defend such action or proceeding by legal counsel reasonably satisfactory to Landlord.
                  (e) The indemnification obligations under this Paragraph shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for the Tenant, or any other person, under Workers or Workman's
                  Compensation statutes, disability benefits statutes or other employee benefit laws.
                  Tenant shall keep in force public liability insurance with respect to the Leased Space, including contractual insurance with respect to the covenants and agreements above, with companies with at least a Best rating of A10 and in form acceptable to the Landlord to afford protection of not less than One Million ($1,000,000) Dollars with respect to personal injury or death and property damage, and naming the Landlord as an additional insured and providing thirty (30) days' notice of cancellation. Certificates of Insurance for such policies shall be delivered to Landlord.
                  As to any loss or damage which may occur upon the property of a party hereto, such party hereby releases the other, to the extent of such damaged party's insurance indemnities, from any and all liability for such loss or damage even if such loss or damage shall be brought about by the fault or negligence of such other party, or the agent or employees of such other party; provided, however, that this release shall be effective only with respect to loss or damage occurring during such time as the applicable policies of insurance shall contain a clause to the effect that this release shall not affect said policies or the right of the insured to recover thereunder. If any policy does not contain such a clause, the insured party shall, at the written request of the other party to this Lease, have such a clause added to said policy if an endorsement so providing is obtainable.

18. Fire or                (a) If the Leased Space is partially damaged by fire
    Other         or other casualty, and insurance proceeds are available to
    Casualty      Landlord, the damages shall be repaired by and at the expense of Landlord and the rent, until such repairs shall be made, shall be apportioned from the date of such fire or other casualty according to the part of the Leased Space which is usable by Tenant. Landlord agrees to repair such damage within a reasonable period of time after receipt from Tenant of written notice of such damage, except that Tenant agrees to repair and replace its own furniture, furnishings and equipment.
                  (b) If the Leased Space is totally damaged or is rendered wholly untenantable by fire or other casualty and if Landlord shall decide not to restore or not to rebuild the same, or if the Building shall be so damaged that Landlord shall decide to demolish it or not to rebuild it, then or in any such event
                  Landlord shall, within thirty (30) days after such fire or other casualty, give Tenant written notice of such decision, and thereupon the term of this Lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the Leased Space and surrender the same to Landlord. Upon the termination of this Lease under the conditions hereinbefore provided, Tenant's liability for rent, and additional rent, shall cease as the day following the casualty.

19. Condemnation           If the Leased Space or the Building or any material
                  part of either shall be condemned for public use, then and in that event, upon the vesting of title to the same for such public use, this Lease shall terminate, anything herein contained to the contrary notwithstanding, except that Tenant shall have the right to prove and collect the value of the trade fixtures installed by it, including moving expenses. In the event of such termination of this Lease, all rent paid in advance shall be apportioned as of the date of such termination. Notwithstanding the foregoing, if only a part of the Leased Space shall be so taken and the part not so taken shall be sufficient for the operation of Tenant's business, Tenant, at its election, may retain the part not so taken and there shall be a proportional reduction in the rent. All compensation awarded or paid upon such a total or partial taking of the Leased Space shall belong to and be the property of the Landlord without any participation by the Tenant, provided, however, that nothing contained herein shall be construed to preclude the Tenant form prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, or depreciation to, damage to, or cost of removal of, or for the value of stock, trade fixtures, furniture, and other personal property belonging to the Tenant; provided, however, that no such claim shall diminish or otherwise adversely affect the Landlord's award or the award of any mortgagee.

20. Estoppel               At any time, and from time to time, upon the written
    Certificates  request of Landlord or any "Mortgagee" (as defined in section
                  29 hereof), Tenant, within five (5) business days of the date of such written request, agrees to execute and deliver to Landlord and/or such Mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the commencement and expiration dates of the term of this Lease; (c) certifying that Tenant is in occupancy of the Leased Space, and that the Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as shall be stated; (e) certifying that Landlord is not in default under the Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating the defaults and /or defenses claimed by Tenant; (f) reciting the amount of advance rent, if any paid by Tenant and the date to which such rent has been paid; (g) reciting the amount of security deposited with Landlord, if any; and (h) any other information which Landlord or the Mortgagee shall require. The failure of Tenant, after signed receipt, to execute, acknowledge and deliver to Landlord and/or any Mortgagee a statement in accordance with the provisions herein within the period set forth herein shall constitute an acknowledgment by Tenant which may be relied upon by any person holding or intending to acquire any interest whatsoever in the Leased Space or the Building that this Lease has not been assigned, amended, changed or modified, is in full force and effect and that the Minimum Annual Rent, and Additional Rent have been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statement and shall constitute as to any persons entitled to rely on such statements a waiver of any defaults by Landlord or defenses or offsets against the enforcement of this Lease by Landlord which may exist prior to the date of the written request, and Landlord, at its option, may treat such failure as an event of default.


21. Default                The occurrence of any of the following shall
                  constitute an event of default and breach of this Lease by
                  Tenant:

                  (a) Failure of Tenant to take possession of the Leased space within ten (10) days after the Commencement Date.
                  (b) The vacation or abandonment of the Leased Space by Tenant.
                  (c) A failure by Tenant to pay, when due, any installment of rent hereunder or any such other sum herein required to be paid by Tenant where such failure continues for ten (10) days after Landlord has issued to Tenant written notice that the same was not paid when due, provided that such failure to pay shall constitute an event of default without written notice if such failure occurs following the issuance of two such notices relating to installments of rent not paid within any calendar year, or a total of four (4) such notices during the Term of this Lease.
                  (d) A failure by Tenant to observe and perform any other terms or conditions of this Lease to be observed or performed by Tenant, of a type for which no other notice or cure period is provided, where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant, or if such failure cannot, despite the exercise of reasonable diligence, be cured within such thirty (30) day period, and Tenant commences such cure and continues in good faith to make efforts to cure such failure within the cure period, such thirty (30) day period shall be extended for up to an additional sixty (60) days, or until a cure is effected or there occurs another event of default under this Lease.
                  (e) The making by Tenant of any assignment for the benefit of creditors; an adjudication that Tenant is bankrupt, insolvent, or unable to pay its debts; the filing by or against Tenant of a petition in bankruptcy or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant , the same is dismissed within sixty (60) days after the filing thereof); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located in the Leased Space or of Tenant's interest in this Lease (unless possession is restored to Tenant within thirty (30) days after such appointment); or the attachment, execution or levy against, or other judicial seizure of, substantially all of Tenant's assets located in the Leased Space or of Tenant's interest in this Lease (unless the same is discharged within thirty (30) days after issuance thereof).

22. Remedies               Upon the occurrence of any event of default:
                  (a) Landlord may perform for the account of Tenant any such act, the omission of which constituted a default by Tenant and immediately recover as Additional Rent any expenditures made and the amount of any obligations incurred in connection therewith, plus interest at the Default Rate from the date the obligations are incurred by Landlord until payment therefor to Landlord, whether before or after entry of judgment and issuance of execution thereon.
                  (b) Landlord may accelerate all Minimum Annual Rent and Additional Rent due for the balance of the Term of this Lease and declare the same to be immediately due and payable;
                  (c) In determining the amount of any future payments due Landlord relating to Operating expenses and /or Real Estate Taxes, Landlord may make such determination based upon the most recent estimates of Operating Expenses and/or Real Estate Taxes available;
                  (d) Landlord, at its option, may serve notice upon Tenant that this Lease and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than five (5) days after the date of such notice without any right on the part of the Tenant to save the forfeiture by payment of any sum due or by the performance of any term or condition broken; and , thereupon at the expiration of the time limit in such notice, this Lease and the Term hereof, as well as the right, title and interest of the Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein granted for expiration of the Term of this Lease. Thereupon, Tenant shall immediately quit and surrender to Landlord the Leased Space, and Landlord may enter into and repossess the Leased Space by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord's option, any property thereon without being liable to indictment, prosecution or damages therefor. No such expiration or termination of this Lease shall relieve Tenant of its liability and obligations under this Lease, whether or not the Leased Space shall be relet;

                  (e) Landlord may, at any time after the occurrence of any event of default, re-enter and repossess the Leased Space and any part thereof and attempt in its own name, as agent for Tenant if this Lease not be terminated, or on its own behalf if this Lease be terminated, to relet all or any part of the Leased Space for and upon such terms and to such persons and for such period or periods as Landlord, in its sole discretion, shall determine, including a term beyond the termination of this Lease; and Landlord shall not be required to accept any tenant offered by Tenant or observe any instruction given by Tenant about such reletting. For the purpose of such reletting, Landlord may decorate or make repairs, changes, alterations or additions in or to the Leased Space to the extent deemed by Landlord desirable or convenient; and the cost of such decoration, repairs, changes, alteration or additions shall be charged to and be payable by Tenant as Additional Rent hereunder, as well as any reasonable brokerage and attorneys fees incurred by Landlord; and any sums collected by Landlord from any new tenant obtained shall be credited against the balance of the rent due hereunder as aforesaid. Tenant shall pay to Landlord monthly, on the days when the rent would have been payable under this Lease, the amount due hereunder less the amount obtained by Landlord from such new tenant;
                  (f) Landlord shall have the right of injunction, in the event of a breach or threatened breach by Tenant of any of the terms and conditions hereof, to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnities or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies; and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others.
                  (g) In the event of any breach of Tenant hereunder, Landlord shall have the right to change the locks on the Leased Space and exclude Tenant therefrom, and to discontinue all or part of the services and facilities provided to Tenant under this Lease or otherwise, which action shall not be deemed an eviction. Such action may be taken without prior notice to Tenant, and Tenant hereby releases Landlord from any liability for any damages sustained by Tenant or its property as a result of the same.

23. Confession of          In the event of any default, any prothonotary or
    Judgment attorney of any court of record may appear for Tenant in amicable actions for rent in arrears or treated as if in arrears and charges, whether or not payable as rent, and sign for Tenant in agreement for entering in any competent court an amicable action or actions in assumpsit for the recovery of such sums treated as if in arrears, and the said charges, and in any suits or in said amicable actions to confess judgment against Tenant for all arrears or such sums treated as if in arrears and the said charges, and for interest and costs, together with an attorney's commission of five percent (5%). Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed from time to time as often as any rent in arrears or rent treated as if in arrears or charges fall due and are not paid. Such powers may be exercised during as well as after the expiration or termination of the term and during, and at any time, after any extension or renewal of the term. When this Lease shall be terminated by covenant or condition broken, either during the original term or any renewals or extensions thereof, and also when and after the term hereby created or, any renewal or extension thereof shall have expired, it shall be lawful for any attorney of any court of record as attorney for Tenant to file an agreement for entering in any competent court an amicable action for judgment in ejectment against Tenant and all persons claiming under Tenant, and a judgment for the recovery by Landlord of possession may issue forthwith without any prior writ or proceedings whatsoever. If for any reason after such action shall have been commenced, it shall be canceled or suspended and possession of the Leased Space remains in or is restored to Tenant, Landlord shall have the right upon any subsequent default or termination of this Lease, or any renewal or extension hereof, to bring on or more amicable actions in ejectment as hereinbefore set forth to recover possession of the Leased Space. If in any amicable action in ejectment, or in assumpsit for rent or charges, Landlord shall cause to be filed in such action an affidavit setting forth the facts necessary to authorize the entry of judgment and if a true copy of this lease (and the truth of the copy stated in such affidavit shall be sufficient proof) is filed in such action, it shall not be necessary to file the original as a warrant of attorney, any law, rule of court, custom or practice to the contrary notwithstanding. Tenant expressly releases to Landlord, and to any and all attorneys who may appear for Tenant, all errors in the said proceedings, and all liability therefor. Tenant expressly waives the benefit of all laws, now or hereafter in force, exempting any goods within the Leased Space or elsewhere from distraint, levy or sale.

24. Waiver                 The failure or delay on the part of Landlord to
                  enforce or exercise at any time any of the terms and conditions of this Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any part hereof, or the right of Landlord to thereafter enforce each and every such term or condition. No waiver by Landlord of any breach of this lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of rent at a time when the rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the rent due shall not be construed to be other than a payment on account of the rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or thing done by this Lease shall be deemed any acceptance or a surrender of the Leased Space, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

25. Quiet                  If and so long as Tenant pays the rent reserved
    Enjoyment     hereunder and observes and performs all the terms and
                  conditions on Tenant's part to be observed and performed hereunder, Tenant shall and may peaceably and quietly have, hold and enjoy the Leased Space for the entire Term hereof, subject to all of the provisions of this Lease.

26. Force                  Time periods for Landlord's performance of its
    Majeure obligations under any of the term of this Lease shall be extended for periods of time during which the Landlord's performance is prevented due to circumstances beyond the Landlord's control, including without limitation, strikes, embargoes and governmental regulations, acts of God, war or other strife, or Landlord's inability to deliver possession of the Leased Space to Tenant because of the holding over of a previous tenant, or delays in construction of the Building or the Leased Space.

27. Successors             The respective rights and obligations provided in
                  this Lease shall bind and shall inure to the parties hereto, and their successors and permitted assigns.

28. Landlord's             Landlord's responsibility under this Lease shall be
    Liability     limited to its interest in the Leased Space and in the
                  Building, and no members of Landlord's partnership shall be personally liable hereunder. Tenant agrees to look solely to Landlord's interest in the Leased Space and in the Building for the collection of any judgment, and, in entering any such judgment, the person entering the same shall request the prothonotary to mark the judgment index accordingly. If the Leased Space or the Building is transferred or conveyed, Landlord shall be relieved of all covenants and obligations under this Lease thereafter, provided that notice of said transfer or conveyance is given to Tenant by Landlord.

29. Subordinai             Tenant agrees; (a) that, except as hereinafter
    tion provided, this Lease is, and all of Tenant's rights hereunder are and shall always be, subject and subordinate to any mortgage, leases of Landlord's property (in sale-leaseback) pursuant to which Landlord has or shall retain the right of possession of the Leased Space (and/or the Building) or security instruments (collectively called "Mortgage") that now exist, or may hereafter be placed upon the Leased Space or the Building, or any part thereof and all advances made or to be made thereunder and extensions thereof; and (b) that if the holder of any such Mortgage ("Mortgagee") or if the purchaser at any foreclosure sale or at any sale under a power of sale contained in any Mortgage shall at its sole option so request, Tenant will, attorn to, and recognize such Mortgagee or purchaser, as the case may be, as Landlord under this Lease for the balance then remaining of the term of this Lease, subject to all terms of this Lease; and (c) that the aforesaid provisions shall be self-operative and no further instrument or document shall be necessary unless required by any such Mortgagee or purchaser. Notwithstanding anything to the contrary set forth above, any Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by execution of a written document subordinating such Mortgage to this Lease to the extent set forth therein, and thereupon this Lease shall be deemed prior to such Mortgage to the extent set forth in such written document without regard to their respective dates of execution, delivery and/or recording and in that event, to the extent set forth in such written document such Mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed and a memorandum thereof recorded prior to the execution, delivery and recording of the Mortgage as though this Lease had been assigned to such Mortgagee. Should Landlord or any Mortgagee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant upon written request, and from time to time, will execute and deliver without charge and in form satisfactory to Landlord, to the Mortgagee or the purchaser all instruments and/or documents that may be required to acknowledge such subordination and/ or agreement to attorn, in recordable form within five (5) days following a request therefor from Landlord. Tenant shall agree to any reasonable changes to this Lease as may be required by a Mortgagee, which changes do not materially alter the non-economic terms, or alter in any way the economic terms, of this Lease.

30. Substitute             Landlord shall have the right at any time during the
    Space Term hereof, upon giving Tenant not less than sixty (60) days prior written notice, to provide and furnish Tenant with space elsewhere in the Building or the Center of approximately the same size as the Leased Space and remove and place Tenant in such space, in which event Landlord will pay all reasonable costs and expenses incurred as a result of the relocation of Tenant. Landlord shall only exercise this right to enable Landlord or a company affiliated with Landlord to occupy the Leased Space. Should Tenant refuse to permit Landlord to relocate Tenant to such new space at the end of said sixty
                  (60) day period, Landlord shall have the right to cancel and terminate this Lease effective ninety (90) days from the date of the original notification by Landlord. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space and such new space shall thereafter be deemed to be the Leased Space as though Landlord and Tenant had entered into an express written amendment of this Lease with respect thereto.

31. Rules and              Tenant agrees to comply with the rules and
    Regulations   regulations established by Landlord for time to time, which
                  Landlord agrees will be applied uniformly to all tenants. The existing rules and regulations are attached hereto as Exhibit
                  "D".

32. Governing              This Lease shall be governed by and construed in
    Laws accordance with the laws of the state in which the Building is located.

33. Severability           If any provisions of this Lease shall prove to be
                  invalid, void or illegal, it shall in no way affect any other provision hereof and the remaining provisions shall nevertheless remain in full force and effect.

34. Holding Over           If Tenant shall, with the consent of Landlord, hold
                  over after the expiration of the term hereof, such tenancy shall be deemed a month-to-month tenancy, which tenancy may be terminated as provided by applicable state law. During such tenancy, Tenant agrees to pay to Landlord the fair market value for the Leased Space, as reasonably determined by Landlord, and to be bound by all the terms and conditions herein. If Landlord shall not give consent to such hold over to tenant, such tenancy may be terminated as above provided, and until Tenant has vacated the Leased Space, it agrees to pay to Landlord rent at a monthly rental double the rate payable by Tenant at the expiration of the Term of this lease.

35. Notices                All notices and statements required or permitted
                  under this Lease shall be in writing, delivered in person or sent by United States Certified Mail, postage prepaid, by Federal Express or other recognized overnight courier service, or by hand delivery, addressed as follows:

                  As to Tenant:     Antares Pharma, Inc.
                                    161 Cheshire Lane, Suite 100
                                    Minneapolis, MN 55441

                  As to Landlord:   707 Eagleview Boulevard Associates
                                    C/O The Hankin Group
                                    707 Eagleview Boulevard
                                    P.O. Box 562
                                    Exton, PA 19341

                  Either party may at any time, in the manner set forth for giving notices to the other, designate a different address to which notices to it shall be sent.

36. Brokers                Tenant represents and warrants to Landlord that
                  Tenant has not dealt with any broker, firm, company or person in connection with the negotiation for or the obtaining of this Lease, and Tenant shall indemnify, defend and hold Landlord harmless from and against any claim by any person (other than Broker) claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this Lease, and any attorneys fees or other expenses incurred by Landlord in connection therewith.

37. Signs                  Tenant shall not, without the prior written consent
                  of Landlord, paint, place or erect any sign on the exterior doors or walls of the Leased Space or of the Building or Center.

38. Security               Upon the execution of this Lease, Tenant agrees to
    Deposits deposit with Landlord, in addition to the first month's rent, the additional sum of Six thousand dollars and 00/100 Dollars ($6,000.00) to be held by Landlord as security for the faithful performance of all the terms and conditions of this Lease ("Security Deposit"). If, during the term of this Lease, the required monthly installments of Minimum Annual Rent and/or Additional Rent are increased, the amount of the Security Deposit shall be increased in proportion to such increase if Landlord so requests, and Tenant shall deposit with the Landlord the increase in the Security Deposit promptly upon demand therefor. Should the Tenant breach any of the terms and conditions of this Lease, Landlord shall have the right, at any time and from time to time, to apply the Security Deposit or any part thereof, for the purpose of curing any such default or for the purpose of reimbursing Landlord for any damage or costs occasioned by such default, but the right of Landlord to apply the Security Deposit shall not affect any other remedies available to Landlord under this Lease or under applicable law. If the Security Deposit, or any part thereof, is so applied by Landlord, Tenant shall within three (3) days after demand, deposit additional funds with Landlord to restore the Security Deposit, and failure to do so shall constitute a default under this Lease.
                  If the Tenant shall have faithfully complied with all the terms and conditions of this Lease, the Security Deposit (without interest) shall be refunded to Tenant within thirty
                  (30) days after the expiration or sooner determination of this Lease; provided, however, that Tenant first shall have vacated the Leased Space and surrendered possession thereof to the Landlord by delivery of keys, in accordance with the Lease provisions and shall have returned the Leased Space to Landlord in good order and repair.

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

                  Nothing herein contained shall require Landlord to hold the sums so deposited as a trust fund, nor establish any relationship other than that of debtor and creditor with respect to said funds so deposited.
                  If Landlord shall assign or otherwise transfer its interest in this Lease, Landlord shall have the right to transfer the Security Deposit to the assignee or other transferee of such interest (with like right of transfer to any subsequent assignee or other transferee) and upon such transfer, Landlord shall be released and relieved from all liability and/or responsibility with respect to this Security Deposit and/or the return or application thereof.

39. Use of                 Landlord and any agent employed by Landlord shall be
    Information   permitted, to utilize the name of Tenant in and any occupant
    Advertising   or user of the Leased Space, and other general information about the Tenant and such occupant or user, and the terms of this Lease, in advertising and promotional material utilized by them.

40. Captions               The title to paragraphs of this Lease are for
                  convenience of reference only, and are not to be construed as defining, limiting or modifying the scope or intent of any of the terms and conditions of this Lease.

41. Entire                 This Lease contains all covenants and agreements
    Agreement     between Landlord and Tenant relating in any manner to the
                  rental, use and occupancy of the Leased Space and Tenant's use of the Building and other matters set forth in this Lease. No prior agreement or understanding pertaining to the same shall be valid or of any force or effect and the terms, covenants and conditions of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

42. Option To              Provided that Landlord has not given Tenant notice of
    Extend Term   default more than two (2) times preceding the Expiration Date, that there then exists no event of default by Tenant under this lease nor any event that with the giving of notice and/or the passage of time would constitute a default, and that Tenant is the sole occupant of the Leased Space, Tenant shall have the right and option to extend the Term for one (1) additional period of three (3) years(s), exercisable by giving
                  Landlord prior written notice, at least six (6) months in advance of the Expiration Date, of Tenant's election to extend the Term; it being agreed that time is of the essence and that this option is personal to Tenant and is non-transferable to any assignee or sublessee (regardless of whether any such assignment or sublease was made with or without Landlord's consent) or other party. Such extension shall be under the same terms and conditions as provided in this lease except as follows:

                           (a) the additional period shall begin on the
                  Expiration Date and thereafter the Expiration Date shall be deemed to be extended by three years;

                           (b) all references to the Term in this Lease shall be
                  deemed to mean the Term as extended pursuant to this Section;

                           (c) there shall be no further options to extend; and

                           (d) the Minimum Annual Rent payable by Tenant for the
                  additional period shall be computed based upon the then "Fair Market Rental Rate.", but in no event shall the new rent be less than the Minimum Annual Rent payable at the end of the immediately preceding Term of the Lease. Within one (1) month after Landlord receives Tenant's notice of the exercise of this option, Landlord will notify Tenant of the "Fair Market Rental Rate" which shall be Landlord's good faith determination of the rental rate applicable at such time for office space in similar buildings located in the Eagleview Corporate Center ("Landlord's Rental Notice"). If Tenant objects to the Fair Market Rental Rate as so established, Tenant may rescind its exercise of this option to extend term, provided Tenant gives notice of such recision to Landlord on or before two (2) weeks after Tenant receives Landlord's Rental Notice, time being of the essence. If Tenant so rescinds its exercise, then Tenant's option to extend the term shall be deemed both unexercised and extinguished. If Tenant does not so rescind its exercise, then the term of this Lease shall be extended as provided before, with the Minimum Annual Rent applicable to such additional period being computed based upon the Fair Market Rental Rate as stated in the Landlord's Rental Notice.

                  IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed the day and year first above written, intending to be legally bound hereby.


                                    LANDLORD

                                    707 Eagleview Boulevard Associates


                                    BY: /s/ Robert S. Hankin
                                        ---------------------------------------

                                    TENANT (Corporation)
                                    Antares Pharma, Inc.
                                    /s/ Roger Harrison
                                    -------------------------------------------
                                    a corporation organized and existing
                                    under the laws of Minnesota USA



ATTEST: Lawrence Christian          BY: /s/ Lawrence Christian
                                        ---------------------------------------

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